EXHIBIT 99.1
                                                             ------------

   [NEWELL RUBBERMAID LOGO]                                  NEWS RELEASE
                                                             ------------
   JANUARY 29, 2004                                           Page 1 of 5

                          NEWELL RUBBERMAID REPORTS
                  FOURTH QUARTER AND FULL YEAR 2003 RESULTS

        *    Delivered Strong Free Cash Flow and Inventory Improvement
        *    Internal Sales Grow 2.3% in the Fourth Quarter
        *    Continued Progress on Divestitures


   ATLANTA, JANUARY 29, 2004 - Newell Rubbermaid Inc. (NYSE: NWL) today announced its fourth quarter and full year 2003 results, delivering net sales, earnings and free cash flow at the high-end of its fourth quarter estimates.

   FOURTH QUARTER RESULTS

   Net loss in the quarter was $211.6 million, or a loss of $0.77 per share in 2003, compared to net income of $95.8 million, or $0.36 per share in the fourth quarter of 2002. Net income, excluding charges in the fourth quarter, was $110.8 million versus $132.3 million in the fourth quarter of 2002. Diluted earnings per share, calculated on the same basis, was $0.40 compared to $0.49 in the fourth quarter 2002. A reconciliation of the results "as reported" to results "excluding charges" is attached to this press release.

   Free cash flow was a record $242.1 million in the fourth quarter, compared to $176.6 million in the fourth quarter of 2002. This strong performance was largely driven by improvement in working capital management, as the company eliminated $205 million or 19 days of inventory from the level at September 30, 2003. The company defines free cash flow as cash generated from operations, net of capital expenditures and dividends.

   "Last year was challenging for Newell Rubbermaid, however, our team made progress in the transformation of this company, as we continued the execution of our restructuring plan. We are moving quickly to reconfigure our portfolio, exiting low-margin product lines and pursuing the divestiture of non-strategic businesses. When we exit 2004, we believe this company will be a much leaner organization that is ready to maximize shareholder value" said Joseph Galli, Newell Rubbermaid CEO.

   Net sales in the fourth quarter of 2003 were $2.1 billion, compared to $2.0 billion in the fourth quarter of 2002, an increase of 3.9%. Foreign currency translation was a benefit to sales of 3.7% during the quarter, while pricing declined 1.8%.





   [NEWELL RUBBERMAID LOGO]                                  NEWS RELEASE
                                                             ------------
   JANUARY 29, 2004                                           Page 2 of 5


   Internal sales growth, which excludes the impact of material acquisitions and divestitures, increased 2.3% for the quarter.
   News from the groups include:

        * Irwin - Strong sales growth was seen in the Irwin hand tools and power tool accessories businesses. The launch of the Strait-line{R} laser products was extremely successful and was a key driver of the fourth quarter sales performance in the hand tools division.

        * Rubbermaid - Rubbermaid Home Organization delivered strong internal sales growth during the quarter. The division was able to sell higher than expected levels of existing stock of discontinued product lines in December. This was part of the company's previously announced plan to exit certain low-margin product lines.

        * Sharpie - Despite the continued sales weakness in the commercial writing business, the Sharpie group was able to offset those declines through its retail channels.

        * Calphalon Home - In the Calphalon Home group, the on-going sales declines seen in the picture frames and low-end cookware businesses, continued in the fourth quarter.
             In high-end cookware, Calphalon{R} One {TM} Infused Anodized cookware was successfully launched during this quarter.

   Gross margins decreased to 25.4% from 28.3% in the fourth quarter of 2002, due primarily to unfavorable pricing and the absorption impact from lower manufacturing volumes, offset partially by productivity. Excluding charges, gross margins declined to 25.7% from 28.4%.

   As part of its previously announced restructuring plan, the company recorded a fourth quarter pre-tax restructuring charge of $79.0 million primarily related to severance and facility exit costs in connection with the company's streamlining and productivity initiatives, and other charges of $18.8 million primarily related to product line exits and the sale of a business.

   The company made significant progress in the fourth quarter related to its strategy to divest certain under performing non-strategic assets. The company recorded a non-cash impairment charge of approximately $289.4 million, in the fourth quarter of 2003, related to non-core businesses targeted for sale. These businesses contributed approximately $875 million in sales in 2003. The sale of these businesses could have an adverse impact on pre-tax earnings of $44 - $52 million ($0.11 - $0.13) and on cash flow for the year. The company expects to provide earnings and cash flow impact related to a particular business, if and when, the potential sales occur.

   FULL YEAR RESULTS

   Net sales for the full year 2003 were $7.8 billion compared to $7.5 billion in 2002, an increase of 4.0%. Foreign currency translation was a benefit to sales of 3.1% for the year, while pricing declined 1.9%. Internal sales were flat for the full year 2003.





   [NEWELL RUBBERMAID LOGO]                                  NEWS RELEASE
                                                             ------------
   JANUARY 29, 2004                                           Page 3 of 5




   Gross margins for the full year decreased to 26.7% from 27.6% in 2002, due primarily to unfavorable pricing and the absorption impact from lower manufacturing volumes, offset partially by productivity.
   Excluding charges, gross margins declined to 26.9% from 27.8%.

   Net loss for the full year 2003 was $46.6 million, or $0.17 loss per share, compared to a net loss of $203.4 million, or $0.76 loss per share in 2002. Excluding charges, net income for 2003 was $408.0 million versus $423.2 million for 2002. Diluted earnings per share, calculated on the same basis, were $1.49 versus $1.58 for 2002.

   In addition, for the full year 2003, as part of its previously announced restructuring plan, the company recorded a pre-tax restructuring charge of $245.0 million primarily related to severance and facility exit costs in connection with the company's streamlining and productivity initiatives, and other charges of $48.7 million, related primarily product line exit costs and loss on the sale of businesses. A reconciliation of the results "as reported" to results "excluding charges" is attached to this press release.

   PENSION LIABILITIES

   As previously disclosed, the company recorded a non-cash charge to shareholders equity of $114.5 million in the fourth quarter to record the minimum pension liability related to the under-funded status of the pension plan. This charge did not impact earnings or cash flow in 2003.

   OUTLOOK

   For 2004, the company expects its full year 2004 internal sales to decline 1% - 3% and expects diluted earnings per share to be in the range of $1.48 to $1.58. This range excludes restructuring charges of $43 - $63 million ($0.11 - $0.16 per share) and other charges of $10 - $20 million ($0.03 - $0.05 per share) primarily related to product line exits and charges of $70 - $90 million ($0.25 - $0.33 per share) primarily for foreign currency translation adjustments related to the divestiture of non-core businesses targeted for sale. This guidance does not include the impact of any potential divestitures.

   For the first quarter 2004, the company expects internal sales to decline 1% - 3% and diluted earnings per share to be in the range of $0.16 - $0.20. This range excludes restructuring charges of $25 - $35 million ($0.06 - $0.09 per share) and other charges of $5 - $10 million ($0.01 - $0.03 per share) primarily related to product line exits and charges of $70 - $90 million ($0.25 - $0.33 per share) primarily for foreign currency translation adjustments related to the divestiture of non-core business targeted for sale. This guidance does not include the impact of any potenial divestitures.





   [NEWELL RUBBERMAID LOGO]                                  NEWS RELEASE
                                                             ------------
   JANUARY 29, 2004                                           Page 4 of 5


   A RECONCILIATION OF THE 2004 EARNINGS OUTLOOK IS AS FOLLOWS:


                                                                           1st Quarter               Full Year
                                                                           -----------               ---------
       Diluted earnings per share                                         ($0.23)-($0.19)           $1.02 - $1.12

       Excluding:

         Restructuring charges                                             $0.06 - $0.09            $0.11 - $0.16
         Other charges (primarily product line exits)                      $0.26 - $0.36            $0.28 - $0.38
                                                                           -------------            -------------

       Diluted earnings per share, excluding charges                       $0.16 - $0.20            $1.48 - $1.58
                                                                           =============            =============

   The company expects free cash flow for the full year to be $200 to $250 million. Expected free cash flow is calculated as follows: cash flow from operations (estimated to be $680-$730 million), less capital expenditures (estimated to be approximately $250 million), less expected dividends of approximately $230 million.

   CONFERENCE CALL

   The company's fourth quarter and full year 2003 earnings conference call is scheduled for today, January 29 at 9:30 ET. To participate on the call, please RSVP domestically at (800) 240-1339 or internationally at (706) 645-6914. A dial-in number will be provided at that time. To listen to the web cast, use the link provided under Investor Relations on Newell Rubbermaid's corporate home page at www.newellrubbermaid.com.

   A replay will be available approximately two hours after the call concludes through February 29, 2004 and may be accessed domestically at (800) 642-1687 or internationally at (706) 645-9291. Conference call identification number 4816429 is required to access the replay.

   CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

   The statements contained in this press release that are not historical in nature are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward looking statements. For a list of major factors that could cause actual results to differ materially from those projected, refer to Newell Rubbermaid's third quarter 2003 Form 10-Q, Exhibit 99.1, filed with the Securities and Exchange Commission.





   [NEWELL RUBBERMAID LOGO]                                  NEWS RELEASE
                                                             ------------
   JANUARY 29, 2004                                           Page 5 of 5


   NON-GAAP FINANCIAL

   This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of the differences between these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.

   ABOUT THE COMPANY

   Newell Rubbermaid Inc. is a global marketer of consumer products with 2003 sales of over $7 billion and a powerful brand family including Sharpie{R}, Paper Mate{R}, Parker{R}, Waterman{R}, Colorific{R}, Rubbermaid{R}, Stain Shield{TM}, Blue Ice{R}, TakeAlongs{TM}, Roughneck{R}, Brute{R}, Calphalon{R}, Little Tikes{R}, Graco{R}, Levolor{R}, Kirsch{R}, Shur-Line{R}, BernzOmatic{R}, Goody{R}, Vise-Grip{R}, Quick-Grip{R}, IRWIN{R}, Lenox{R} and Marathon{R}. The company is headquartered in Atlanta, Georgia and employs approximately 40,000 employees worldwide.

   This press release and additional financial information about the company's 2003 fourth quarter and full year results are available on the company's web site at www.newellrubbermaid.com.









                                                      Newell Rubbermaid Inc.
                                        CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                               (in millions, except per share data)

                              Reconciliation of Results "As Reported" to Results "Excluding Charges"



                                                                  Three Months Ended December 31,
                                        ------------------------------------------------------------------------------------
                                                        2003                                  2002
                                        -----------------------------------     ---------------------------------
                                                       Charges       Excl.         As        Charges      Excl.
                                        As Reported      (1)        Charges     Reported       (2)       Charges    % Change
                                        -----------   ---------    --------     ---------    -------    ---------   --------

   Net sales                             $2,092.8                  $2,092.8    $2,013.6                 $2,013.6        3.9%
   Cost of products sold                  1,561.2         (7.1)     1,554.1     1,443.9        (1.5)     1,442.4
                                         --------     --------     --------    --------     --------    --------

        GROSS MARGIN                        531.6          7.1        538.7       569.7         1.5        571.2       (5.7)%
             % of sales                      25.4%                     25.7%       28.3%                    28.4%

   Selling, general &
      administrative expense                350.3         (2.5)       347.8       336.4        (0.5)       335.9        3.5%
             % of sales                      16.7%                     16.6%       16.7%                    16.7%
   Impairment Charge                        289.4       (289.4)           -
   Restructuring costs                       79.0        (79.0)                    52.9       (52.9)           -
                                         --------     --------     --------    --------     --------    --------

        OPERATING INCOME                   (187.1)       378.0        190.9       180.4        54.9        235.3      (18.9)%
             % of sales                      (8.9)%                     9.1%        9.0%                    11.7%

   Nonoperating expenses:
        Interest expense                     34.3                      34.3        33.6                     33.6
        Interest income                      (2.2)                     (2.2)       (0.4)                    (0.4)
        Other                                 4.6         (9.2)        (4.6)        4.2         0.3          4.5
                                         --------     --------     --------    --------     --------    --------

                                             36.7         (9.2)        27.5        37.4         0.3         37.7      (27.1)%
                                         --------     --------     --------    --------     --------    --------

        INCOME BEFORE TAXES AND
        CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                  (223.8)       387.2        163.3       143.0        54.6        197.6      (17.4)%
             % of sales                     (10.7)%                     7.8%        7.1%                     9.8%

   Income taxes                             (12.2)        64.7         52.5        47.2        18.1         65.3      (19.6)%
             Effective rate                   5.5%                     32.1%       33.0%                    33.0%
                                         --------     --------     --------    --------     --------    --------

        INCOME BEFORE
        CUMULATIVE EFFECT ON
        OF ACCOUNTING CHANGE               (211.6)       322.5        110.8        95.8        36.5        132.3      (16.2)%
             % of sales                     (10.1)%                     4.8%        4.8%                     6.6%
                                         --------     --------     --------    --------     --------    --------

   Cumulative effect of accounting
   change                                       -            -            -           -           -            -







                                                                  Three Months Ended December 31,
                                        ------------------------------------------------------------------------------------
                                                        2003                                  2002
                                        -----------------------------------     ---------------------------------
                                                       Charges       Excl.         As        Charges      Excl.
                                        As Reported      (1)        Charges     Reported       (2)       Charges    % Change
                                        -----------   ---------    --------     ---------    -------    ---------   --------
         NET INCOME                      $ (211.6)    $  322.5     $  110.8     $   95.8     $  36.5    $  132.3     (16.2)%
                                         ========     ========     ========     ========     =======    =========
             % of sales                     (10.1)%                     5.3%         4.8%                    6.6%

    EARNINGS PER SHARE BEFORE
    CUMULATIVE EFFECT OF
    ACCOUNTING CHANGE:
        Basic                            $  (0.77)     $  1.17     $   0.40    $   0.36      $  0.13    $   0.49     (18.4)%
        Diluted                          $  (0.77)     $  1.17     $   0.40    $   0.36      $  0.13    $   0.49     (18.1)%

    EARNINGS (LOSS) PER SHARE
    CUMULATIVE EFFECT OF
    ACCOUNTING CHANGE
         Basic                           $      -      $     -     $      -    $      -      $     -    $      -        NA
        Diluted                          $      -      $     -     $      -    $      -      $     -    $      -        NA

   EARNINGS (LOSS) PER SHARE
        Basic                            $  (0.77)     $  1.17     $   0.40    $   0.36      $  0.13    $   0.49     (18.4)%
        Diluted                          $  (0.77)     $  1.17     $   0.40    $   0.36      $  0.13    $   0.49     (18.1)%

   Average shares outstanding
        Basic                               274.4        274.4        274.4       267.4        267.4       267.4       2.6%
        Diluted                             274.4        274.4        274.4       268.2        268.2       268.2       2.3%


     (1)      Charges excluded from "as reported" results for 2003 are restructuring, acquisition or divestiture related charges.  These charges consist of $7.1 million in restructuring related costs associated with product line exits (shown in costs of products sold), $2.4 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $79.0 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and $289.4 million in impairment charges related to non-core businesses targeted for sale, and $9.2 million related primarily to the loss on the sale of assets (shown in other).

     (2)      Charges excluded from "as reported" results for 2002 are restructuring or acquisition related charges.  These charges consist of $1.5 million in restructuring related costs associated with product line exits (shown in costs of products sold), $0.5 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expenses), $52.9 million of restructuring charges related to exiting certain facilities (shown in restructuring costs), $0.3 of acquisition related transaction costs (shown in other).





                                                      NEWELL RUBBERMAID INC.
                                        CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                               (in millions, except per share data)


     EXCLUDING CHARGES RECONCILIATION

   AS REPORTED                                                 Twelve Months Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                    2003                                    2002
                                    --------------------------------------   ----------------------------------
                                                     Charges      Excl.         As        Charges      Excl.
                                    As Reported        (1)        Charges     Reported      (2)        Charges     % Change
                                    -----------     --------     ---------   ----------   -------     ---------    --------

   Net sales                           $7,750.0                  $7,750.0    $7,453.9                 $7,453.9         4.0%
   Cost of products sold                5,682.8        (15.1)     5,667.7     5,394.2       (13.8)     5,380.4
                                       --------     --------     --------    --------     -------     --------

        GROSS MARGIN                    2,067.2        15.1       2,082.3     2,059.7        13.8      2,073.5         0.4%
             % of sales                    26.7%                     26.9%       27.6%                    27.8%

   Selling, general &
      administrative expense            1,352.9         (3.3)     1,349.6     1,307.3        (7.4)     1,299.9         3.8%
             % of sales                    17.5%                     17.4%       17.5%                    17.4%
   Impairment Charge                      289.4       (289.4)          -          -           -            -
   Restructuring costs                    245.0       (245.0)          -        122.7      (122.7)         -
                                       --------     --------     --------    --------     -------     --------


        OPERATING INCOME                  179.9        552.8        732.7       629.7       143.9        773.6        (5.3)%
             % of sales                     2.3%                      9.5%        8.4%                    10.4%

   Nonoperating expenses:
        Interest expense                  145.9           -         145.9       142.1         -          142.1
        Interest income                    (5.8)          -          (5.8)       (4.8)        -           (4.8)
        Other                              19.7        (30.3)       (10.6)       23.9       (23.7)         0.2
                                       --------     --------     --------    --------    --------     --------

                                          159.8        (30.3)       129.5       161.2       (23.7)       137.5        (5.8)%
                                       --------     --------     --------    --------     -------     --------

        INCOME BEFORE TAXES
        AND CUMULATIVE EFFECT
        OF ACCOUNTING CHANGE               20.1        583.1        603.1       468.5       167.6        636.1        (5.2)%
             % of sales                     0.3%                      7.8%        6.3%                     8.5%

   Income taxes                            66.7        128.4        195.1       157.0        55.9        212.9
             Effective rate               331.8%                     32.3%       33.5%                    33.5%
                                       --------     --------     --------    --------     -------     --------

        INCOME BEFORE
        CUMULATIVE EFFECT
        OF ACCOUNTING CHANGE              (46.6)       454.7        408.0       311.5       111.7        423.2







   AS REPORTED                                                 Twelve Months Ended December 31,
                                    -------------------------------------------------------------------------------------
                                                    2003                                    2002
                                    -------------------------------------   ----------------------------------
                                                     Charges       Excl.         As       Charges      Excl.
                                    As Reported        (1)        Charges     Reported      (2)       Charges    % Change
                                    -----------     --------     --------   ----------   --------    ---------   --------

             % of sales                    (0.6)%                     5.3%        4.2%                     5.7%
                                       --------     --------     --------    --------     -------     --------
   Cumulative effect of
   accounting change                          -            -            -    $ (514.9)      514.9            -

        NET INCOME                      $ (46.6)    $  454.7     $  408.0    $ (203.4)    $ 626.6     $  423.2        (3.6)%
                                        =======     ========     ========    ========     =======     ========
             % of sales                    (0.6)%                     5.3%       (2.7)%                    5.7%

   EARNINGS PER SHARE BEFORE
   CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE
        Basic                           $ (0.17)    $   1.66     $    1.49   $    1.17     $  0.42    $   1.58        (6.1)%
        Diluted                         $ (0.17)    $   1.66     $    1.49   $    1.16     $  0.42    $   1.58        (5.8)%

   EARNINGS (LOSS) PER SHARE
   CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE:
        Basic                           $     -     $      -     $      -    $  (1.93)     $ 1.93     $      -          NA
        Diluted                         $     -     $      -     $      -    $  (1.92)     $ 1.92     $      -          NA

   EARNINGS (LOSS) PER SHARE
        Basic                           $ (0.17)    $   1.66     $   1.49    $  (0.76)     $ 2.35     $   1.58       (6.1)%
        Diluted                         $ (0.17)    $   1.66     $   1.49    $  (0.76)     $ 2.34     $   1.58       (5.8)%

   Average shares outstanding
        Basic                             274.1        274.1        274.1       267.1       267.1        267.1         2.6%
        Diluted                           274.1        274.1        274.1       268.0       268.0        268.0         2.4%


     (1)      Charges excluded from "as reported" results for 2003 are restructuring, acquisition or divestiture related charges.  These charges consist of $15.1 million in restructuring related tcosts associated with product line exits (shown in costs of products sold), $3.3 million of restructuring related costs to relocation of property and equipment (shown in selling, general and administrative expenses), $245.0 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), $289.4 million in impairment charges related to non-core businesses targeted for sale, $30.3 million, which is primarily the loss on the sale of the Cosmolab division (shown in other).

     (2)      Charges excluded from "as reported" results for 2002 are restructuring or acquisition related charges and the cumulative effect of an accounting change related to the adoption of SFAS No. 142. These charges consist of
              $13.8 million in restructuring related costs for product line exits (shown in costs of products sold), $7.4 million of acquisition related charges (shown in selling, general and administrative expenses), $122.7 million of restructuring charges related to exiting certain facilities (shown in restructuring costs), other charges of $23.7 million, primarily acquisition related transaction costs (shown in other) and $514.9 million of charges related to the writedown of impaired goodwill in connection with the adoption of SFAS No. 142.






                                                      Newell Rubbermaid Inc.
                                             CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                          (in millions)

                                                                                December 31,            December 31,
                                                                                    2003                    2002
     Assets:                                                                    ------------            ------------
     Cash and cash equivalents                                                   $    144.4               $     55.1
     Accounts receivable, net                                                       1,442.6                  1,377.7
     Inventories, net                                                               1,066.3                  1,196.2
     Deferred income taxes                                                            152.7                    213.5
     Prepaid expenses and other                                                       194.2                    237.5
                                                                                  ---------               ----------
         Total Current Assets                                                       3,000.2                  3,080.0

     Other assets                                                                     211.7                    302.2
     Property, Plant and Equipment, net                                             1,761.1                  1,812.8
     Goodwill, net                                                                  1,989.0                  1,847.3
     Deferred income taxes                                                             68.1                      -
     Other intangibles, net                                                           450.6                    362.1
                                                                                  ---------               ----------
         Total Assets                                                             $ 7,480.7               $  7,404.4
                                                                                  =========               ==========

     Liabilities and Stockholders' Equity:
     Notes payable                                                                $    21.9               $     25.2
     Accounts payable                                                                 777.4                    686.6
     Accrued compensation                                                             131.1                    153.5
     Other accrued liabilities                                                        996.3                  1,165.4
     Income taxes                                                                      81.8                    159.7
     Current portion of long-term debt                                                 13.5                    424.0
                                                                                  ---------               ----------
         Total Current Liabilities                                                  2,022.0                  2,614.4

     Long-term debt                                                                 2,868.6                  2,372.1
     Other long-term liabilities                                                      572.1                    348.4
     Deferred income taxes and other                                                    1.7                      6.0

     Stockholders' Equity                                                           2,016.3                  2,063.5
                                                                                  ---------               ----------
         Total Liabilities and Stockholders' Equity                               $ 7,480.7               $  7,404.4
                                                                                  =========               ==========






                                                      Newell Rubbermaid Inc.
                                         CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
                                                          (in millions)

                                                                           For The Twelve Months Ended December 31,
                                                                              2003                         2002
                                                                             ------                       ------
     Operating Activities:
     Net income (loss)                                                     $  (46.6)                      $(203.4)
     Adjustments to reconcile net income (loss) to net cash
       provided by operating activities:
       Depreciation and amortization                                          278.2                         280.7
       Non-cash restructuring charges                                         138.3                          74.9
       Deferred taxes                                                         (11.5)                         48.3
       Cumulative effect of change in accounting                                 -                          514.9
       Loss on Sale of Business                                                29.7                           -
       Non-cash impairment charge                                             289.4
       Other                                                                   26.1                           9.8
     Changes in current accounts, excluding
       the effects of acquisitions:
       Accounts receivable                                                     33.4                           2.8
       Inventories                                                            179.4                          12.9
       Other current assets                                                    32.8                         (42.1)
       Accounts payable                                                        62.0                         136.0
       Accrued liabilities and other                                         (238.1)                         34.1
                                                                           --------                       -------
     Net cash provided by operating activities                             $  773.2                       $ 868.9

     Investing activities:
     Acquisitions, net                                                     $ (460.0)                      $(242.2)
     Expenditures for property, plant and equipment                          (300.0)                       (252.1)
     Disposals of non-current assets and other                                 43.9                           7.8
                                                                           --------                       -------
     Net cash used in investing activities                                 $ (716.1)                      $(486.5)

     Financing Activities:
     Proceeds from issuance of debt                                        $1,044.0                       $ 772.0
     Proceeds from issuance of stock                                          200.1                           -
     Payments on notes payable and long-term debt                            (989.6)                       (901.5)
     Cash dividends                                                          (230.9)                       (224.4)
     Proceeds from exercised stock options and other                            7.8                          19.0
                                                                           --------                       -------
     Net cash provided by (used in) financing activities                   $   31.4                        (334.9)

     Exchange rate effect on cash                                              $0.8                       $   0.8
     Increase (decrease) in cash and cash equivalents                          89.3                          48.3
     Cash and cash equivalents at beginning of year                            55.1                           6.8
                                                                           --------                       -------
     Cash and cash equivalents at end of period                            $  144.4                       $  55.1
                                                                           ========                       =======






                                                      NEWELL RUBBERMAID INC.
                                                 CACULATION OF FREE CASH FLOW (1)

                                                                                For The Three Months Ended December 31,
                                                                                      2003                    2002
     FREE CASH FLOW (IN MILLIONS):                                                    ----                    ----

     Net cash provided by Operating Activities                                    $    352.8              $    299.7
     Expenditures for Property, Plant & Equipment                                      (52.9)                  (66.9)
     Cash Dividends                                                                    (57.8)                  (56.2)
                                                                                  ----------              ----------

         Free Cash Flow                                                           $    242.1              $    176.6
                                                                                  ==========              ==========

                                                                                For The Twelve Months Ended December 30,
                                                                                      2003                    2002
     FREE CASH FLOW (IN MILLIONS):                                                    ----                    ----

     Net cash provided by Operating Activities                                    $    773.2              $    868.9
     Expenditures for Property, Plan & Equipment                                      (300.0)                 (252.1)
     Cash Dividends                                                                   (230.9)                 (224.4)
                                                                                  ----------              ----------

         Free Cash Flow                                                           $    242.3              $    392.4
                                                                                  ==========              ==========


     (1)      Free cash flow is defined as cash flows provided by operating activities less cash expenditures for property, plant and equipment and cash dividends.





NEWELL RUBBERMAID INC. FINANCIAL WORKSHEET


                                   2003                                   2002
                  -------------------------------------  -------------------------------------
                           Excluding Charges                       Excluding Charges
                           Reconciliation (1)                      Reconciliation (1)                Year-over-year changes
                          ----------------------                 ----------------------         ---------------------------------
                          Re-    Ex-     Ex      Opera-          Opera- Ex-     Ex      Opera-     Net Sales     Operating Income
                  Net     ported cluded  Charges ting    Net     ting   cluded  Charges ting    ---------------  ----------------
                  Sales   OI     Charges OI      Margin  Sales   OI     charges OI      Margin     $        %       $       %
                  -----   ------ ------- ------- ------  -----   ------ ------- ------- ------  -------  ------   ------ -------
Q1:
Rubbermaid      $  718.0  $ 67.4  $ 0.5 $ 67.9   9.5%  $  710.1  $ 61.0  $ 5.0  $ 66.0    9.3%  $  7.9     1.1%   $ 1.9     2.9%
Sharpie            294.4    29.8    1.1   30.9  10.5%     301.9    25.8    2.5    28.3    9.4%    (7.5)  (2.5)%     2.6     9.2%
Irwin              482.1    39.6    2.7   42.3   8.8%     331.1    20.0    2.4    22.4    6.8%   151.0    45.6%    19.9    88.8%
Calphalon Home     241.9    11.2    0.1   11.3   4.7%     253.9    20.6    0.1    20.7    8.2%   (12.0)  (4.7)%    (9.4) (45.4)%

Restructuring
  Costs                    (59.7)  59.7                            (9.7)   9.7                                       -
Corporate                   (7.2)    -    (7.2)                    (7.5)    -     (7.5)                             0.3
                --------  ------  -----  -----         --------  ------  -----  ------          ------   ------   -----
Total           $1,736.4  $ 81.1  $64.1  145.2   8.4%  $1,597.0  $110.2  $19.7  $129.9    8.1%  $139.4     8.7%   $15.3    11.8%
                ========  ======  =====  =====         ========  ======  =====  ======          ======            =====
Core businesses  1,573.4    66.2   64.1  130.3   8.3%   1,586.7   111.5  $19.7  $131.2    8.3%   (13.3)  (0.8)%    (0.9)  (0.7)%
Acquisition/
  Divestitures     163.0    14.9     -    14.9             10.3    (1.3)     -    (1.3)          152.7             16.2
                --------  ------  -----  -----         --------  ------  -----  ------          ------   ------   -----   ------
   Total        $1,736.4  $ 81.1  $64.1 $145.2   8.4%  $1,597.0  $110.2  $19.7  $129.9    8.1%  $139.4     8.7%   $15.3    11.8%
                ========  ======  =====  =====         ========  ======  =====  ======          ======   ======   =====   ======



                                   2003                                   2002
                  -------------------------------------  -------------------------------------
                            Excluding Charges                      Excluding Charges
                            Reconciliation (1)                     Reconciliation (1)                Year-over-year changes
                          ----------------------                 ----------------------         ---------------------------------
                          Re-    Ex-     Ex      Opera-          Opera- Ex-     Ex      Opera-     Net Sales     Operating Income
                  Net     ported cluded  Charges ting    Net     ting   cluded  Charges ting    ---------------  ----------------
                  Sales   OI     Charges OI      Margin  Sales   OI     charges OI      Margin     $        %       $       %
                  -----   ------ ------- ------- ------  -----   ------ ------- ------- ------  -------  ------   ------ -------
Q2:
Rubbermaid      $  751.2  $ 39.9  $ 0.3  $40.2   5.4%  $  738.3   $51.8   $0.7  $ 52.5    7.1%  $ 12.9     1.8%  $(12.3) (23.4)%
Sharpie            485.2   107.6    0.1  107.7  22.2%     464.0    96.5    0.0    96.5   20.8%    21.2     4.6%    11.2    11.6%
Irwin              520.5    55.6    1.1   56.7  10.9%     447.2    41.2    0.4    41.6    9.3%    73.3    16.4%    15.1    36.3%
Calphalon Home     219.2     1.6    0.8    2.4   1.1%     245.5     8.8   (0.3)    8.5    3.5%   (26.3) (10.7)%    (6.1) (71.8)%

Restructuring
  Costs                    (57.9)  57.9     -                     (8.9)    8.9     -                                 -
Corporate                   (6.3)    -    (6.3)                   (7.7)     -     (7.7)                             1.4
                --------  ------  ----- ------         --------  ------  -----  ------          ------   ------   -----   ------
   Total        $1,976.1  $140.5  $60.2  200.7  10.2%  $1,895.0  $181.7   $9.7  $191.4   10.1%  $ 81.1     4.3%    $9.3     4.9%
                ========  ======  ===== ======         ========  ======  =====  ======          ======   ======   =====   ======

Core businesses $1,888.7  $124.5  $60.2 $184.7   9.8%  $1,882.9  $180.9   $9.7  $190.6   10.1%     5.8     0.3%    (5.9)   (3.1)%
Acquisitions/
  Divestitures      87.4    16.0     -    16.0             12.1     0.8     -      0.8            75.3             15.2
                --------  ------  ----- ------         --------  ------  -----  ------          ------   ------   -----   ------
   Total        $1,976.1  $140.5  $60.2 $200.7  10.2%  $1,895.0  $181.7   $9.7  $191.4   10.1%  $ 81.1     4.3%   $ 9.3     4.9%
                ========  ======  ===== ======         ========  ======  =====  ======          ======   ======   =====   ======

______________

(1)  Excludes charges for restructuring and acquisition related charges, the loss on the sale of Cosmolab, and in the first quarter of 2002, the adoption of SFAS No. 142.  See the reconciliation of these charges to "as reported" earnings on the
     Statements of Operations - Excluding Charges.



NEWELL RUBBERMAID INC. FINANCIAL WORKSHEET


                                   2003                                   2002
                  -------------------------------------  -------------------------------------
                            Excluding Charges                      Excluding Charges
                            Reconciliation (1)                     Reconciliation (1)                Year-over-year changes
                          ----------------------                 ----------------------         ---------------------------------
                          Re-    Ex-     Ex      Opera-          Opera- Ex-     Ex      Opera-     Net Sales     Operating Income
                  Net     ported cluded  Charges ting    Net     ting   cluded  Charges ting    ---------------  ----------------
                  Sales   OI     Charges OI      Margin  Sales   OI     charges OI      Margin     $        %       $       %
                  -----   ------ ------- ------- ------  -----   ------ ------- ------- ------  -------  ------   ------ -------
Q3
Rubbermaid        $767.8   $58.8    $0.6  $59.4   7.7%  $  759.3  $ 77.6  $ 1.5  $ 79.1   10.4%   $ 8.5     1.1%  $(19.7) (24.9)%
Sharpie            389.1    62.8      -    62.8  16.1%     412.1    74.4    1.0    75.4   18.3%   (23.0)  (5.6)%   (12.6) (16.7)%
Irwin              521.2    71.0     0.6   71.6  13.7%     479.3    32.8    5.1    37.9    7.9%    41.9     8.7%    33.7    88.9%
Calphalon Home     266.6    12.2     0.9   13.1   4.9%     297.6    31.3    0.7    32.0   10.8%   (31.0) (10.4)%   (18.9) (59.1)%

Restructuring
  Costs                    (48.4)   48.4                           (51.2)  51.2                                       -
Corporate                  (10.9)     -   (10.9)                    (7.5)    -     (7.5)                            (3.4)
                --------  ------   ----- ------         --------  ------  -----  ------          ------   ------  ------   ------
     Total      $1,944.7  $145.5   $50.5 $196.0  10.1%  $1,948.3  $157.4  $59.5   216.9   11.1%   $(3.6)  (0.2)%  $(20.9)  (9.6)%
                ========  ======   ===== ======         ========  ======  =====  ======          ======   ======  ======   ======
Core businesses $1,895.1  $130.2   $50.5 $180.7   9.5%  $1,937.2  $158.4  $59.5  $217.9   11.2%   (42.1)  (2.2)%   (37.2) (16.7)%
Acquisitions/
  Divestitures      49.6    15.3      -    15.3             11.1    (1.0)    -     (1.0)           38.5             16.3
                --------  ------   ----- ------         --------  ------  -----  ------          ------   ------   -----   ------
    Total       $1,944.7  $145.5   $50.5 $196.0  10.1%  $1,948.3  $157.4  $59.5  $216.9   11.1%   $(3.6)  (0.2)%  $(20.9)  (9.6)%
                ========  ======   ===== ======         ========  ======  =====  ======          ======   ======  ======   ======


                                   2003                                   2002
                  -------------------------------------  -------------------------------------
                            Excluding Charges                      Excluding Charges
                            Reconciliation (1)                     Reconciliation (1)                Year-over-year changes
                          ----------------------                 ----------------------         ---------------------------------
                          Re-    Ex-     Ex      Opera-          Opera- Ex-     Ex      Opera-     Net Sales     Operating Income
                  Net     ported cluded  Charges ting    Net     ting   cluded  Charges ting    ---------------  ----------------
                  Sales   OI     Charges OI      Margin  Sales   OI     charges OI      Margin     $        %       $       %
                  -----   ------ ------- ------- ------  -----   ------ ------- ------- ------  -------  ------   ------ -------

Q4:

Rubbermaid        $786.4   $30.2   $  -  $ 30.2   3.8%    $738.8  $ 69.8  $(0.4)  $69.4    9.4%   $47.6     6.4%  $(39.2) (56.5)%
Sharpie            404.2    75.9     1.1   77.0  19.0%     415.0    81.2   (0.3)   80.9   19.5%   (10.8)  (2.6)%    (3.9)  (4.8)%
Irwin              567.7    59.5     5.9   65.4  11.5%     469.7    33.3    2.1    35.4    7.5%    98.0    20.9%    30.0    84.7%
Calphalon Home     334.5    21.6     2.5   24.1   7.2%     390.1    57.4    0.6    58.0   14.9%   (55.6) (14.2)%   (33.9) (58.4)%

Restructuring
  Costs                    (79.0)   79.0                           (52.9)  52.9                                       -
Corporate                 (295.3)  289.5   (5.8)                    (8.4)    -     (8.4)                             2.6  (31.0)%
                -------- -------  ------ ------         --------  ------  -----  ------          ------   ------   -----   ------
    Total       $2,092.8 $(187.1) $378.0 $190.9   9.1%  $2,013.6  $180.4  $54.9  $235.3   11.7%   $79.2     3.9%  $(44.4) (18.9)%
                ======== =======  ====== ======         ========  ======  =====  ======          ======   ======  ======   ======
Core businesses $2,043.6 $(201.9) $378.0 $176.1   8.6%  $1,997.3  $178.6  $54.9  $233.5   11.7%   $46.3     2.3%  $(57.4) (24.6)%
Acquisitions/
  Divestitures      49.2    14.8      -    14.8             16.3     1.8     -      1.8            32.9             13.0
                -------- -------  ------ ------         --------  ------  -----  ------          ------   ------   -----   ------
    Total       $2,092.8 $(187.1) $378.0 $190.9   9.1%  $2,013.6  $180.4  $54.9  $235.3   11.7%   $79.2     3.9%  $(44.4) (18.9)%
                ======== =======  ====== ======         ========  ======  =====  ======          ======   ======  ======  =======


______________

(1)  Excludes charges for restructuring and acquisition related charges, the loss on the sale of Cosmolab, and in the first quarter of 2002, the adoption of SFAS No. 142.  See the reconciliation of these charges to "as reported" earnings on the
     Statements of Operations - Excluding Charges.




                                   2003                                   2002
                  -------------------------------------  -------------------------------------
                            Excluding Charges                      Excluding Charges
                            Reconciliation (1)                     Reconciliation (1)                Year-over-year changes
                          ----------------------                 ----------------------         ---------------------------------
                          Re-    Ex-     Ex      Opera-          Opera- Ex-     Ex      Opera-     Net Sales     Operating Income
                  Net     ported cluded  Charges ting    Net     ting   cluded  Charges ting    ---------------  ----------------
                  Sales   OI     Charges OI      Margin  Sales   OI     charges OI      Margin     $        %       $       %
                  -----   ------ ------- ------- ------  -----   ------ ------- ------- ------  -------  ------   ------ -------

YTD:
Rubbermaid      $3,023.4  $196.3  $  1.4 $197.7   6.5%  $2,946.5  $260.2   $6.9  $267.1   9.1%  $  76.9    1.3%   $(69.4)  (26.0)%
Sharpie          1,572.8   276.0     2.3  278.4  17.7%   1,593.0   277.9    3.2   281.1  17.6%  $ (20.1)  (0.8)%  $ (2.7)   (1.0)%
Irwin            2,091.5   225.7    10.3  236.0  11.3%   1,727.3   127.3   10.0   137.3   7.9%  $ 364.2   21.2%   $ 98.7    71.9%
Calphalon Home   1,062.3    46.6     4.3   50.8   4.8%   1,187.1   118.1    1.1   119.2  10.0%  $(124.9)  (8.7)%  $(68.4)  (57.4)%

Restructuring
  Costs               -   (245.0)  245.0    -                 -   (122.7) 122.7      -          $    -            $   -
Corporate             -   (319.7)  289.5  (30.2)              -    (31.1)    -    (31.1)        $    -            $  0.9
                --------  ------  ------ ------         --------  ------  -----  ------          ------   ------  ------   ------
    Total       $7,750.0  $179.9  $552.8 $732.7   9.5%  $7,453.9  $629.7 $143.9  $773.6  10.4%  $ 296.1    4.0%   $(40.9)   (5.3)%
                ========  ======  ====== ======         ========  ======  =====  ======          ======   ======  ======   ======
Core businesses $7,400.8  $118.9  $552.8 $671.7   9.1%  $7,404.1  $629.4  143.9  $773.3  10.4%  $  (3.3)  (0.0)% $(101.6)  (13.1)%
Acquisitions/
  Divestitures     349.2    61.0      -    61.0             49.8     0.3     -      0.3           299.4        -    60.7     -
                --------  ------  ------ ------         --------  ------  -----  ------          ------   ------  ------   ------
    Total       $7,750.0  $179.9  $552.8 $732.7   9.5%  $7,453.9  $629.7 $143.9  $773.6  10.4%  $ 296.1     4.0%  $(40.9)  (5.3)%
                ========  ======  ====== ======         ========  ======  =====  ======          ======   ======  ======   ======


______________

(1)  Excludes charges for restructuring and acquisition related charges, the loss on the sale of Cosmolab, and in the first quarter of 2002, the adoption of SFAS No. 142.  See the reconciliation of these charges to "as reported" earnings on the
     Statements of Operations - Excluding Charges.






     Newell Rubbermaid
     Sales and Operating Income
     Three Months Ended December 31, 2003

           Currency Analysis
                                                                                       Year-over-year
                                                    2003                2002         Increase (Decrease)
                                ---------------------------------     --------     ----------------------
               By Segment
                                Sales as     Currency    Adjusted     Sales as     Excluding    Including   Currency
                                Reported      Impact      Sales       Reported     Currency      Currency    Impact
                                --------     --------    --------     --------     ---------    ---------   --------
     Rubbermaid                $  786.4      $(20.3)     $  766.1     $  738.8         3.7%         6.4%       2.6%
     Sharpie                      404.2       (19.7)        384.5        415.0        (7.3)%       (2.6)%      5.1%
     Irwin                        567.7       (25.3)        542.4        469.7        15.5%        20.9%       4.7%
     Calphalon Home               334.5        (9.1)        325.4        390.1       (16.6)%      (14.2)%      2.8%
                               --------      -------     --------     --------
     Total Company             $2,092.8      $(74.4)     $2,018.4     $2,013.6         0.2%         3.9%       3.7%
                               ========      =======     ========     ========

              By Geography


     United States             $1,501.3      $  -        $1,501.3     $1,472.4         2.0%         2.0%       0.0%
     Canada                       105.4       (17.5)         87.9         84.0         4.6%        25.5%      19.9%
                               --------      -------     --------     --------
        North America           1,606.7       (17.5)      1,589.2      1,556.4         2.1%         3.2%       1.1%

     Europe                       375.8       (48.0)        327.8        363.7        (9.9)%        3.3%      14.6%
     Central & South America       61.7        (2.3)         59.4         57.2         3.8%         7.9%       3.9%
     All Other                     48.7        (6.7)         42.0         36.3        15.7%        34.2%      16.0%
                               --------      -------     --------     --------
     Total Company             $2,092.9      $(74.5)     $2,018.4     $2,013.6         0.2%         3.9%       3.7%
                               ========      =======     ========     ========



     Newell Rubbermaid
     Sales and Operating Income
     Twelve Months Ended December 31, 2003


           Currency Analysis
                                                                                       Year-over-year
                                                    2003                2002         Increase (Decrease)
                                ---------------------------------     --------     ----------------------
               By Segment
                                Sales as     Currency    Adjusted     Sales as     Excluding    Including   Currency
                                Reported      Impact       Sales      Reported     Currency     Currency     Impact
                                --------     --------    --------     --------     ---------    ---------   --------

     Rubbermaid               $ 3,023.4    $  (61.0)    $ 2,962.4    $ 2,946.5         0.5%         2.6%       2.1%
     Sharpie                    1,572.8       (51.1)      1,521.7      1,593.0        (4.5)%       (1.3)%      3.4%
     Irwin                      2,091.5       (88.6)      2,002.9      1,727.3        16.0%        21.1%       4.4%
     Calphalon Home             1,062.3       (30.4)      1,031.9      1,187.1       (13.1)%      (10.5)%      2.9%
                              ---------    ---------    ---------    ---------
     Total Company            $ 7,750.0    $ (231.1)    $ 7,518.9    $ 7,453.9         0.9%         4.0%       3.1%
                              =========    =========    =========    =========

              By Geography

     United States            $ 5,505.0    $    -       $ 5,505.0    $ 5,454.2         0.9%         0.9%       0.0%
     Canada                       373.8       (41.7)        332.1        312.5         6.3%        19.6%      12.6%
                              ---------    ---------    ---------    ---------
        North America           5,878.8       (41.7)      5,837.1      5,766.7         1.2%         1.9%       0.7%

     Europe                     1,466.0      (197.5)      1,268.5      1,331.3        (4.7)%       10.1%      15.6%
     Central & South America      248.8        24.8         273.6        247.2        10.7%         0.6%      (9.1)%
     All Other                    156.4       (16.7)        139.7        108.7        28.5%        43.9%      12.0%
                              ---------    ---------    ---------    ---------
     Total Company            $ 7,750.0    $ (231.1)    $ 7,518.9    $ 7,453.9         0.9%         4.0%       3.1%
                              =========    =========    =========    =========

